UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 1, 2007

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15789 (Commission File Number)	22-3499261 (IRS Employer Identification Number)
149 Avenue at the Common, Suite 4 Shrewsbury, New Jersey 07702 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 866-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

On August 6, 2007, Stratus Services Group, Inc. filed a Report on Form 8-K (the “8-K”) to announce that its 50% owned subsidiary, Transworld Assets, LLC (now known as Green-Tech Assets, LLC), had acquired, on August 1, 2007, substantially all of the assets of Green-Tech Assets, Inc. and its affiliate, CC Laurel, Inc.  This Form 8-K/A amends the Form 8-K to include financial statements of the acquired businesses and pro forma financial information not available at the time of the filing of the 8-K.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
The financial statements of Green-Tech Assets, Inc. and Affiliate and the notes thereto are filed as Exhibit 99.1 to this Form 8-K/A.
(b)	Pro Forma Financial Information

The pro forma financial statements giving effect to the acquisition of substantially all of the assets of Green-Tech Assets, Inc. and Affiliate and the notes thereto are filed as Exhibit 99.2 to this Form 8-K/A.

(c)	Exhibits

99.1	Financial Statements of Green-Tech Assets, Inc. and Affiliate and notes thereto
99.2	Unaudited Financial Statements of Green-Tech Assets, Inc. and Affiliate
99.3	Pro Forma Financial Statements giving effect to the acquisition of substantially all of the assets of Green-Tech Assets, Inc. and Affiliate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Services Group, Inc.
(Registrant)
Date: October 15, 2007	By:	/s/ Joseph J. Raymond
Name: Joseph J. Raymond
Title: President and Chief Executive Officer